Subsequent Events	9 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
•Completion of sale of Gandria
In May 2023, we entered into the Gandria SPA with the buyer for net consideration of $15.2 million, of which $2.3 million was received in advance in May 2023. The Buyer agreed to purchase the Gandria (including vessel and onboard equipment) for demolition and recycling which will take place at a ship recycling facility in India. On November 1, 2023, the sale of the Gandria was completed resulting in a gain on disposal of $0.2 million.

•Dividends
In November 2023, we declared a dividend of $0.25 per share in respect of the three months ended September 30, 2023 to shareholders of record on December 1, 2023, which will be paid on or around December 11, 2023.
•Acquisition of LOGAS
In October 2023, we entered into a share purchase agreement to acquire a 58% ownership interest in the common voting shares of LOGAS, an entity registered in Brazil. LOGAS’s operations comprised of the distribution and transportation of compressed natural gas, storage and distribution of LNG and related activities. In November 2023, we paid the first tranche of the acquisition price amounting to $2.1 million (BRL 10 million) with the balance of approximately $7.4 million (BRL 35.0 million) expected to be paid later in Q4 2023. As of the date of issuance of these financial statements, the initial accounting for our acquisition of LOGAS is incomplete given the short period of time since the acquisition closing date. We are currently identifying and determining the acquisition date fair value of the acquired assets, assumed liabilities and non-controlling interests.